UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2019

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.

First United Corporation (“First United”, “we”, and the “Corporation”), a bank holding company and the parent company of First United Bank & Trust (the “Bank”), is issuing the following statement in response to the Schedule 13D filed by Driver Management Company, LLC on September 5, 2019:

First United maintains an open dialog with its shareholders and welcomes their constructive input toward the shared goal of enhancing value. While we do not comment on specific interactions with shareholders, First United’s senior management has met and held several discussions with Driver Management in the past several months to hear and understand its perspectives. The Bank’s senior management has promptly shared Driver Management's view, including Driver Management’s materials expressing its desired goal, with the entire Board of Directors for consideration, in the same manner that shareholder feedback is regularly conveyed to the Board.

Although we expect to continue a constructive dialog, we are disappointed that Driver Management announced its intention to launch a distracting and costly public campaign, which First United’s management and Board believe is not in the best interests of the Bank or its stakeholders. While the Bank is focused on executing its current strategy and is confident in its potential to build upon the successes realized over the last several years and to continue enhancing shareholder returns, First United’s Board is committed to building long-term shareholder value and acting in the best interest of all First United shareholders.

No action on the part of the Corporation’s shareholders is required at this time

Forward-Looking Statements

This report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but are statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that the Corporation files with the Securities and Exchange Commission entitled “Risk Factors”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: September 5, 2019	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
Chairman, President & CEO